SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   January 5, 2001
                                                -------------------



                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                             333-76801                  52-1495132
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
                                                               of incorporation)
                                                             Identification No.)



343 Thornall Street,  Edison,  New Jersey                          08837
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (732) 205-0600
                                                  ------------------

                                 Not applicable
 -------------------------------------------- ----------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.       Other Events

                  Attached as an exhibit are the Computational Materials and Collateral Term Sheets (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated which are hereby filed pursuant to such letters.

ITEM 7.       Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------
            (99)                                Computational Materials and
                                                Collateral Term Sheets prepared
                                                by Merrill Lynch, Pierce, Fenner
                                                & Smith Incorporated in
                                                connection with Chase Mortgage
                                                Finance Corporation, Multi-Class
                                                Mortgage Pass-Through
                                                Certificates, Series 2001-S1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION



      January 24, 2001

                                   By:/s/ Eileen Lindblom
                                      ------------------------------------------
                                      Name: Eileen Lindblom
                                      Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                    ---------------
(99)              Computational Materials and Collateral              (P)
                  Term Sheets prepared by Merrill Lynch,
                  Pierce, Fenner & Smith Incorporated in
                  connection with Chase Mortgage Finance
                  Corporation, Multi-Class Mortgage
                  Pass-Through Certificates, Series 2001-S1.